UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2006
                                                         ----------------


                        THE DOE RUN RESOURCES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        NEW YORK                File No. 333-66291               13-1255630
        --------                ------------------               ----------
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation) Number)


            1801 Park 270 Drive, Suite 300, St. Louis, Missouri     63146
    -------------------------------------------------------------------------
               (Address of principal executive offices)           (zip code)


           Registrant's telephone number, including area code:    (314) 453-7100
                                                               -----------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The Doe Run Resources Corporation (the "Company"), entered into a Warrant Repurchase Agreement dated as of October 30, 2006 (the "Repurchase Agreement") by and among the Company, The Renco Group, Inc., the indirect parent of the Company ("Renco"), and the warrantholders named therein (the "Participating Warrantholders") representing holders of a majority of all outstanding warrants. Pursuant to the specific terms and conditions set forth in the Repurchase Agreement, the Participating Warrantholders granted to each of the Company and Renco the option to repurchase the warrants held by each Participating Warrantholder, prior to February 16, 2007, at a per warrant price of $62,036.54 (representing $40 million in the aggregate for all outstanding warrants, which the Company and the Participating Warrantholders agree is not intended to constitute a valuation of the warrants). As a condition of exercising the repurchase option, the Company is obligated to redeem, repurchase or otherwise acquire all of its outstanding 11 3/4 % Notes due 2008 (the "Notes") prior to the closing of the warrant repurchase. The Repurchase Agreement is attached as
Exhibit 10.1 hereto and is incorporated herein by reference.

The warrants are outstanding pursuant to the Warrant Agreement dated as of October 29, 2002 between the Company and U.S. Bank National Association (as successor to State Street Bank and Trust Company) as Warrant Agent (the "Warrant Agreement"). In connection with entering into the Repurchase Agreement, the Company also entered into Amendment No. 1 to the Warrant Agreement dated as of October 30, 2006 (the "Warrant Amendment"). Under the terms of the Warrant Amendment, each of the Company and Renco have the right to purchase, prior to February 16, 2007, and, upon the exercise of such right, all warrantholders will be required to sell, all outstanding warrants at a per warrant price of $62,036.54. The Warrant Amendment is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

The Company intends to attempt to refinance the Notes prior to February 16, 2007.

Item 7.01  Regulation FD Disclosure

As previously disclosed, on July 31, 2006, the holders of a majority of the outstanding warrants ("Majority Warrantholders") exercised their Put Option under the Warrant Agreement. The Company engaged Bearing Point, a nationally recognized valuation firm, to value the warrants as of April 30, 2006 in accordance with the terms of the Warrant Agreement. On October 16, 2006, the Company notified the Warrant Agent that the warrants had been valued at a fair value of $464,000 (the "Company Appraisal"). On October 26, 2006, Majority Warrantholders rejected the Company Appraisal.

Pursuant to the terms of the Warrant Amendment, the obligation of the Company to engage an alternative appraiser acceptable to the Majority Warrantholders to conduct an alternative appraisal pursuant to Section 6.12.2 of the Warrant Agreement has been suspended until March 2, 2007.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits:



    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

                        Warrant Repurchase Agreement by and among The Doe Run
         10.1 Resources Corporation, The Renco Group, Inc. and the warrantholders named therein, dated as of October 30, 2006

         10.2 Amendment No. 1 dated October 30, 2006 to Warrant Agreement dated as of October 29, 2002 between the Company and U.S. Bank National Association (as successor to State Street Bank and Trust Company) as Warrant Agent

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE DOE RUN RESOURCES CORPORATION




                                     By:  /s/ Theodore P. Fox, III
                                         ---------------------------------------
                                          Theodore P. Fox, III
                                          Chief Financial Officer
                                          (duly authorized officer and principal
                                          financial officer)

Dated:       November 3, 2006

                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

                        Warrant Repurchase Agreement by and among The Doe Run
         10.1 Resources Corporation, The Renco Group, Inc. and the warrantholders named therein, dated as of October 30, 2006

         10.2 Amendment No. 1 dated October 30, 2006 to Warrant Agreement dated as of October 29, 2002 between the Company and U.S. Bank National Association (as successor to State Street Bank and Trust Company) as Warrant Agent